11

                                                                    EXHIBIT 10.1

                                      LEASE


THIS  INDENTURE  OF  LEASE  WITNESSETH:  That  DRP  COMPANY  OF  ALABAMA,  INC.
hereinafter called the "Landlord", does hereby demise and lease unto _FTS Wireless, Inc. hereinafter called "Tenant", the Premises known and described as Mariner Center having a street address of 8802 Rocky Creek Drive #105
County  of   Hillsborough     State of Florida, consisting of       900   square
feet  (plus  or  minus).

1.     TERM  The  term of this Lease shall  be   24      months beginning on the
first  day  of   September   2001,  and  terminating  on the   31st       day of
August    2003,  with  a  two  year  renewal  option.


2. RENT In consideration of said demise, the Tenant agrees to pay to the Landlord as rent for said Premises as follows:

YEAR ONE: $ 925.00 per month as rent, plus 7.00% sales tax (in the amount of $ 64.75 or as may be subsequently provided by Florida law, for a total monthly rental payment of $ 989.75 all payable in cash or its equivalent on the first of each month at;

                          DRP COMPANY OF ALABAMA, INC.
                           4625 NORTH MANHATTAN AVENUE
                                     SUITE H
                              TAMPA, FLORIDA 33614

Or at such other place in said city as the Landlord from time to time in writing may designate. The monthly rental set forth herein shall commence on October 15th 2001, even if Tenants occupies the Premises sooner as set forth herein.
Tenant  shall  pay  rent  for October 15th -October 31st 2001 in the amount of $
494.88.  Tenant  shall  have  occupancy  September 1st - October 14th rent free.


3. LIABILITY INSURANCE Tenant shall supply a Certificate of Insurance naming Landlord as an additional insured in a company acceptable to Landlord and licensed to do business in this State. The limits of General Liability insurance under the policy shall be $1,000,000.00 and include coverage for bodily injury and property damage coverages. The Certificate of Insurance will also show coverage for Workers' Compensation insurance with limits required in this State. A Certificate of Insurance evidencing these coverages shall be posted with the Landlord before permission to occupy the Premises shall be granted. The Certificate of Insurance shall also indicate that a t least thirty
(30) days advance written notice shall be required to the Landlord in the event of cancellation or non-renewal of said liability insurance. The Landlords shall receive a Certificate of Insurance at the annual renewal of your insurance policy in the future.

Tenant shall not make any use of the lease premises which would make void or voidable any policy of fire or extended coverage insurance covering the building on the leased premises, and if, during the term hereof, Tenant by reason of its use and occupancy of the leased premises causes any increase in rates payable for insurance which is carried on such premises, then such additional premiums shall be paid by Tenant.


4. ALTERATIONS The Tenant agrees that Tenant shall make no alteration in, or additions or improvements to said Premises without in each case the written consent of Landlord first being had and obtained, which consent shall not be unreasonable or untimely withheld and which shall not be given in exchange for consideration. Drawings and specifications of the proposed alterations shall be submitted when Tenant requests the said approval. Tenant agrees that Tenant will make all such alterations, additions, or improvements and in occupying and using said Premises, Tenant will comply with the building code and ordinance of the city of Tampa, Hillsborough county, Florida and all the law of the state of Florida pertaining to such work and/or such use or occupancy; it being further agreed that any additions, alterations or improvements made by Tenant ( except only movable store and office furniture and fixtures) shall become and remain a part of the building and be and remain the property of Landlord upon the termination of this Lease or the Tenant's occupancy of said premises; provided, however that the Landlord by giving written notice to Tenant at the time of consenting to the making of any such additions, alterations or improvements may require Tenant to restore said Premises to the same condition they were in immediately before the making of such alterations, additions or improvements. Tenant agrees that Tenant will save harmless Landlord from and against all expenses, liens, claims or damages to either property or person which may or might arise by reason of the making of any such repairs, alterations, additions or improvements.


5. SECURITY DEPOSIT A security deposit of $ 989.75 paid to Landlord to secure the performance by Tenant of all of the obligations hereunder. Landlord shall hold the deposit during the term of this Lease and shall refund such portion of the deposit which is due after Tenant has performed all obligations, less the following sums to be retained at Landlord's discretion:

(A.)     Repair  of  the  Premises.
(B.)     Repair  and  cleanup  of  Leased  Premises.
(C.)     Loss  resulting  from  noncompliance  with the covenants of this Lease.


6. LATE PAYMENT Any payment of rent required hereunder which is received by landlord more than ten (10) days after the same is due shall incur a late payment penalty of $10.00 for any such late payment. The said penalty shall be applied for each month that any payment remains unpaid. All payments by Tenant to landlord may be applied first to any late payment penalties before being applied to rent. Any return check shall be charges a $25.00 return check charge.


7.     PROPERTY  TAXES  In  the  event that property taxes levied by the City of
Tampa or the County of Hillsborough, Florida, upon which the leased premises stand, shall be increased any year during said term over the amount levied for the year immediately preceding the commencement date of this Lease, then the Tenant shall pay each year a pro-rata share of said increase for said year to the Landlord at the time said taxes are due each year. It is understood that the term "pro rata" means that proportion of the building occupied by Tenant. The base year for purposes of this Lease shall be 2000 . The leased space is
10     %  of  the  total  building  square  footage  of  9000  square  feet.


8. USES The Tenant agrees that the Premises shall be used for sale of cellular equipment and shall be used and occupied in a careful and proper manner, and that no waste will be committed or permitted upon, or any damage be done to said premises and Tenant agrees that the Tenant will not conduct, nor permit to be conducted, on said premises any business or commit or permit any act which is or may be contrary to, or in violation of any law of the United States, or Florida, or any ordinances of the city or county in which the Premises are locate.


9. ASSIGNMENT/SUBLETTING The Tenant agrees that the Tenant will not assign or sublet the Premises or any part thereof without the consent in writing of the Landlord first had and obtained, which consent shall not be unreasonably or untimely withheld and which shall not be given in exchange for consideration.


10. DEFAULT Upon the happening of any one or more of the following events, Landlord, at its election, may immediately or at anytime after the happening exercise any one or more of the options referred to below, to-wit: (a.) Tenant's failure to pay the rental, additional rental, or any other sums payable hereunder for a period of three (3) days after written notice by Landlord, or Landlords agent; (b) Tenant's failure to observe, keep or perform any of the other terms, covenants, agreements or conditions of this Lease; the bankruptcy of Tenant; (d) Tenant's making an assignment for the benefit of creditors; (e) a Receiver or Trustee being appointed for Lessee; (f) Tenant's voluntarily petition for relief under or otherwise seeking the benefit of, any bankruptcy, reorganization, arrangements, or insolvency law; (g) abandonment of lease premises by the Tenant; (h) Tenant's interest under this Lease being sold under execution or other legal process; (I) Tenant's interest under this Lease being assigned by operation of law; (j) any of the goods or chattels of the Tenant used in or incident to the operation of the leased premises being seized, sequestered, or impounded by virtue of or under authority of any legal proceeding, which seizure, sequestration, or impounding shall, in the opinion of the Landlord, materially effect the possible continuation of the operation of the leased premises by tenant; then Landlord, at its election, may exercise any one or more of the following option, to-wit: (a) terminate Tenant's right to possession under this Lease, and re-enter and take possession for the leased premises and relet or attempt to relet said premises on behalf of Lessee, at such rent and under such terms and conditions as Landlord may deem best under the circumstances for the purpose of reducing Tenant's liability and if a sufficient sum shall not be realized from such reletting each month to equal the monthly rent under the Lease, Tenant agrees to pay such deficiency each month upon demand, and Landlord shall not be deemed to have thereby accepted a surrender of the premises nor shall Landlord be deemed to have terminated the Lease, and Tenant shall remain liable for all rents due under this Lease and for all damages suffered by Landlord because of Tenant's breach of any of the covenants of this Lease. At any time during such repossession or reletting, Landlord may, by delivering written notice to Tenant, elect to exercise its option under the following subparagraph to accept a surrender of the premises, terminate and cancel this Lease and retake possession and occupancy of the lease premises; (b) declare this lease to be terminated, ended and null and void, and re-enter upon and take possession of the leased premises whereupon the term hereby granted and all right, title and interest of Tenant's in the leased premises shall end. Such termination shall be without prejudice to landlord's right to collect from Tenant any rental which has accrued prior to such termination together with all damages suffered by the landlord because of Tenant's breach of any covenant under this Lease; (c) declare the entire remaining unpaid rent for the balance of this Lease to be immediately due and payable forthwith and may, at once take action to recover and collect same wither by distress or otherwise (d) exercise any and all rights and privileges that Landlord may have under the laws of Florida and/or the United States of America.

The exercise by the Landlord of any one or more of the options provided to it under this Lease shall not affect the Landlord's rights to exercise any of its other options contained in this Lease.

The Tenant also covenants and agrees to pay reasonable attorney's fees and costs and expenses of the Landlord, including court costs, if the Landlord employs an attorney to collect rent or enforce other rights of the Landlord herein in event of any breach as aforesaid and the same shall be payable regardless of whether collection or enforcement is effected by suit or otherwise.


11. PERSONAL PROPERTY All personal property of any kind or description whatsoever in the demised Premises shall be at the Tenant's sole risk, and the Landlord shall not be liable for any damage done to or loss suffered by the business or occupation of the Tenant arising from any act or neglect of co-Tenants or other occupants of the building or of their employees or of other persons, or from bursting, overflowing or leaking of water, sewer or steam pipes, or form the heating or pumping fixtures or from electric wires or form gas, or odors whatsoever except in the case of negligence or willful neglect or acts of the Landlord.

12. PAYMENTS AT TEMINATION No payments of money by the Tenant to the Landlord after the termination of this Lease, in any manner, or after the giving of any notice (other than a demand for the payment of money) by the Landlord to the Tenant shall reinstate, continue or extend the term of this Lease or affect any notice given to the Tenant prior to the payment of such money, it being agreed that after the service of notice or the commencement of a suit of after final judgment granting the Landlord possession of said Premises, the Landlord may receive and collect any sums of rent due, or any other sums of money due under the terms of this Lease, and the payment of such sums of money, whether as rent or otherwise, shall not waive said notice or in any manner affect any pending suit or any judgment theretofore obtained. Any holdover or month to month tenancy shall give 30 day notice by tenant to vacate. Notice must be given on the first day of the month.


13. RIGHT TO EFFECTS If the Tenant shall fail to remove all effects from said Premises upon the termination of this Lease for any cause whatsoever, the Landlord, at the option of the Landlord, may remove the same in any manner that the Landlord shall choose, without liability to the Tenant for loss thereof, and the Tenant agrees to pay the Landlord on demand any and all expenses incurred in such removal, including court costs and attorney fees. The landlord, at the option of the Landlord, without notice may sell said effects, or any of the same, at private sale and without legal process, for such prices as the Landlord may obtain and apply the proceeds of such sale upon any expense incident to the removal and sale of said effects, rendering the surplus, if any, to the Tenant.


14. DAMAGE TO PREMISES If the demised Premises or said building shall be damaged by fire, lightning, or similar catastrophe, as to render said Premises wholly untenantable, and if such damage shall be so great that a competent architect, in good standing in the city or county in which the demised Premises are located, shall certify in writing to the Landlord and the Tenant that said Premises with the exercise of reasonable diligence, cannot be made fit for occupancy within a reasonable time, then this Lease shall cease and terminate from the date of the occurrence of such damage; and the Tenant thereupon shall surrender to the Landlord said Premises and all interest therein hereunder, and the Landlord may reenter and take possession of said Premises discharge from this Lease, and may remove the Tenant therefrom. The Tenant shall pay rent, duly apportioned, up to the time of such termination of this Lease. If, however, the damage shall be such that such and architect so shall certify that said demised Premises can be made tenantable within a reasonable time form the happening of the said damage by fire, lightning, or similar catastrophe, then the Landlord shall repair the damage so done with all reasonable speed, and the rent deprived of the use of said Premises by reason of such damage and the repair thereof. If said demised Premises, without fault of the Tenant, shall be slightly damaged by fire, lightning, or similar catastrophe, but not so as to render the same untenantable, the Landlord, after receiving notice in writing of the occurrence of the injury, shall immediately and diligently cause the same to be repaired. But, in such event there shall be no abatement of the rent.


15. QUIET ENJOYMENT Landlord hereby covenants and agrees that Tenant shall be entitled to peaceably occupy and quietly enjoy the Premises during the term hereof and all such subsequent renewals without interference from third parties whomsoever.


16. GUARD DOGS No guard dogs or other animals shall be kept on the Premises or brought onto the Premises without the specific written permission of the Landlord.


17. NON-PERMITTING ACTIVITY No work activity involving the use for which the building is rented, or with respect to repair or servicing of automobiles, trucks, or other equipment shall be performed outside the building or around the Premises at any item. Further, without the Landlord's specific consent, no automobiles, trucks, boats or other equipment or vehicles may be parked around the building for any more than five (5) days without being moved. No trash, garbage or other items may be stored outside the building without the consent of Landlord, unless such trash is inside garbage containers.


18. CONDITION OF PREMISES The Tenant has examined the Premises herein demise d and said Premises are known to the Tenant to be in good repair and condition, and the Tenant hereby accepts the same in good condition and repair except as herein otherwise specified, and no representations as to the condition or repair thereof have been make by the Landlord or the agent of the Landlord prior to or at the execution of this Lease that are not herein expressed or endorsed hereon.


19. WAIVER No waiver of any condition or covenant of this Lease by either party hereto shall be deemed to imply or constitute a further waiver by such party or any other condition or covenant of said Lease.


20. MAINTENANCE AND REPAIRS Tenant shall at all times keep the leased premises, including maintenance and repair of all exterior entrances, all glass and all window frames and molding, and all interior partitions, doors. Fixtures, equipment, and all appurtenances thereof (including reasonable periodic maintenance), and any air conditioning systems (including reasonable periodic maintenance as determined by the landlord) in good order, condition and repair, damage by unavoidable fire or other casualty excepted, provided however, that the Landlord will place all electrical and lighting systems, heating systems, plumbing fixtures, and any air conditioning systems in good operational condition within thirty (30) days after the commencement date of this Lease if the faulty operation of same is brought to the attention of the Landlord by the Tenant, within said thirty (30 days, provided said faulty operation is not due to negligence of tenant.

Landlord shall at all times keep the structural portions and roof of the leased premises in good order, condition and repair, damage by unavoidable fire or other casualty excepted, provided however, that if Landlord is required to make repairs to structural portions of the leased premises by reason of Tenant's negligent acts or omission to act, Landlord may add the cost of such repairs to the rent which shall next become due.

Tenant also agrees to store all trash and garbage in rat-proof receptacles and to remove regularly trash and garbage at Tenant's expense.

The outside areas immediately adjoining the leased premises shall be kept clear and free from dirt and rubbish by the Tenant to the satisfaction of the Landlord and Tenant shall not place or permit any obstructions or merchandise in such areas.

The Tenant agrees to obtain all necessary utilities needed for the operation for the leased premises, all at the Tenant's cost. If a separate water meter is not provided then water charges may be pro-rated or submetered.

Landlord shall not be liable for damage or loss of service if utility service is interrupted or impaired by any causes not including Landlord's negligence acts.


21. HOLD HARMLESS The Tenant agrees that the Tenant, at all times, will indemnify and save, protect and keep harmless the landlord and the same demised Premises from every and all costs, loss, damage, liability, expense, penalty and fine whatsoever, which may arise from or be claimed against the Landlord or the Premises by any person or persons for any injuries to person or Premises, or damage of whatever kind of character consequent upon or arising form the use or occupancy of said Premises by the said Tenant or consequent upon or arising form any neglect or fault of the Tenant or the agents and the employees of the Tenant in the use and occupancy of the Premises, or consequent upon or arising form the sale or giving away of intoxication liquors, or consequent upon or law, statutes, ordinances and regulations of the United States, the state and municipality in which said Premises are situated, now or hereafter in force; and if any suits or proceedings shall be brought against the landlord or the said demised Premises on account of any alleged violation thereof, or failure to comply and conform therewith, or on account of any damage, omission, neglect (or use of said Premises), by the Tenant, or the agents and employees of the Tenant, or any other person on said Premises, the Tenant agrees that the Tenant will defend the same, and will pay whatever judgments may be recovered against the Landlord or against said demised Premises.


22. LIMIT OF LANDLORD'S OBLIGATION TO MAKE REPAIRS The Landlord shall not be liable for any damages to Tenant's property from plumbing, gas, water, steam or sewage leaks or stoppage, not for damage arising from acts of negligence of co-Tenants or other occupants of the same building, or any owners or occupants of adjoining contiguous property, unless such damage is occasioned by the negligence of the landlord, or its agents or contractor.


23.     RADON  GAS   The  following is included in this document for the purpose of complying with Section 404.056, Subparagraph (8), of the Florida Statutes, as same may be amended from time to time:

Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from our county public health unit.


24. LEASE SUBORDINATION Tenant agrees to subordinate this Lease to any first mortgage or blanket mortgage place don the Premises, provided only that, so long as Tenant faithfully discharges its obligations under the terms of the
Lease:

(I) Its tenancy will not be disturbed nor this Lease affected by any default under such mortgage;
(II) The right of Tenant hereunder shall expressly survive and shall not be cut off by foreclosure of such mortgage, and this Lease shall, in all respects, continue in full force and effect, and holder of such mortgage shall provide Tenant with written acknowledgment of such non-disturbance.

If the Landlord is in full compliance with the provisions of the Lease, Tenant will, upon demand, without cost execute any instrument necessary to effectuate such subordination. If Tenant, within fifteen (15) days after submission of such instrument, fail to execute same, then hereby appoints Landlord as attorney in fact of Tenant to execute and deliver any such necessary documents.


25. IT IS HEREBY UNDERSTOOD AND AGREED That any signs and advertising to be used, including awnings, in connection with the premises shall be first submitted to the Landlord for approval before installation of same. Any sign boxes, cabinets, enclosures, inserts, etc., attached or part of the building whether installed by landlord or Tenant shall not be removed without Landlord's consent.


26. EMINENT DOMAIN If the leased premises, or such portion thereof as render the balance unsuitable for the purposes of Tenant, as herein above set forth, is taken by condemnation or the right of eminent domain or private sale in lieu thereof to the potential condemning authority either party shall be entitled to terminate this Lease upon written notice to the other within (30) days after Tenant has been deprived of possession by such taking of sale. If any portion of the leased premises is so taken or sold and if this Lease is not terminated in accordance with the provisions thereof, Landlord shall proceed to restore and rebuild the remaining portion thereof so as to make and architecturally complete unit as diligently as is practicable, and in such event, a proportionate abatement of the rent shall be allowed from the appropriate date, said proportionate abatement to be computed on the basis of the relation which the square foot area of the space in the lease premises so taken bears to the whole square foot area for the lease Premise. Tenant shall not be entitled to claim, or have paid to Tenant, any compensation of damages whatsoever for or on account of any loss, injury, damage or taking of any right, interest, or estate of Tenant, and Tenant hereby relinquishes and hereby assigns to Landlord any right of any damages, but Landlord shall be entitled to claim and have paid to it for the use and benefit of Landlord all compensation and damages for and on account of or arising out of such taking or condemnation without deductions from the amount thereof for and on account of any right, title, interest or estate of Tenant in or to said property, and Tenant upon request of Landlord, shall execute any and all releases or other documents as shall be required by such public or quasi-public authority; provided, however, Tenant shall have the right to make its claim for its fixtures and moving expenses to the extent such damages are allowable, and may secure such other redress and benefits from the condemning authorities as It is entitled to so long as the same does not lessen or in any way diminish Landlord's award.


27. SUCCESSORS AND ASSIGNS; This Lease shall bind and inure to the benefits of the successors, assigns, heirs, executors, administrators and legal representatives of the parties hereto.


28. OPTION TO RENEW: Tenant shall have one Two year option to renew under the same terms and conditions provided tenant is not in default except that the rent for the Two year option period shall be $975.00 per month plus sales tax.




     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

SIGNED,  SEALED  AND  DELIVERED
IN  THE  PRESENCE  OF;



                                      Dated  this  25th  day  of  May,  2003
TWO  WITNESSES  REQUIRED

ATTEST:                               DRP  COMPANY  OF  ALABAMA,  INC.

____________________________          By:
                                          _____________________________________
                                           LANDLORD

____________________________


ATTEST:                               Dated  this  25th  day  of  May,  2003


                                      FTS  Wireless,  Inc.

____________________________          By: /s/ Scott Gallagher
                                          _____________________________________
                                          Scott  Gallagher

____________________________              Chief Executive Officer
                                          ____________________________________
                                           Print  Name  &  Title